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                                                                   Exhibit 3.226

STATE OF TENNESSEE
DEPARTMENT OF STATE
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

                              CHANGE OF REGISTERED
                                  AGENT/OFFICE
                                (BY CORPORATION)

      Pursuant to the provisions of Section 48-15 102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is EMCARE OF TENNESSEE, INC. (Corp. Id. #
0345682)

2. The street address of its current registered office is Suite 400, 1900 Church Street, Nashville, TN 37203

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 2908 Poston Avenue, Nashville, TN 37203 Davidson County

4. The name of the current registered agent is National Registered Agents Inc.

5. If the current registered agent is to be changed, the name of the new registered agent is Corporation Service Company

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

                                                EMCARE OF TENNESSEE, INC.

     August 14, 2002                            ________________________________
-------------------------------------           Name of Corporation
Signature Date

     Attorney in Fact                             /s/ LAURA R. DUNLAP
-------------------------------------           --------------------------------
Signer's Capacity                               Signature

                                                LAURA R. DUNLAP
                                                --------------------------------
                                                Name (typed or printed)

SS-4427 (Rev 6/000)                                                     RDA 1678

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                               SECRETARY OF, STATE
                          DIVISION OF BUSINESS SERVICES
                       James K. Polk Building, Suite 1800
                            Nashville, TN 37243-0306

                   MASS CHANGE OF REGISTERED OFFICE (BY AGENT)

Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee ..Business Corporation Act, Sections 48-55-102 and 48-65 108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:

1. The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.

2. The street address of its current registered office is 1912 Hayes Street, Nashville, TN 37203.

3. The name of the current registered agent is National Registered Agents, Inc.

4. The street address (including county) of the new registered office is: 1900 Church Street, Suite 400, Nashville, TN 37203

5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.

6. The corporations, limited liability companies, limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.

June 13, 2000                                   /s/ Dennis E. Howarth
------------------------------                  --------------------------------
Signature Date                                  Signature of Registered Agent

                                                Dennis E. Howarth, President
                                                   Printed or Typed Name

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                                     CHARTER
                                       OF
                            EMCARE OF TENNESSEE, INC.

The undersigned person under the Tennessee Business Corporation Act adopts the following charter for the above listed corporation:

1.    The name of the corporation is: EMCARE OF TENNESSEE, INC.

2. The number of shares of stock the corporation is authorized to issue is 1,000 shares of Common Stock, par value $.01 per share.

3. (a) The complete address of the corporation's initial registered office in Tennessee is 1912 Hayes Street, Nashville, Tennessee 37203, County of Davidson.

      (b) The name of the initial registered agent to be located at the address listed in 3(a) is National Registered Agents, Inc.

4.    The name and complete address of the incorporator is:

      William F. Miller, III
      1717 Main Street
      Suite 5200
      Dallas, Texas 75201

5. The complete address of the corporation's principal office is 1717 Main Street, Suite 5200, Dallas, Texas 75201

6.    The corporation is for profit.

7. The initial directors of the corporation are William F. Miller, III and Leonard M. Riggs, Jr.

8. The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Tennessee Business Corporation Act.

     7-11-98                                 /s/ William F. Miller, III
------------------------------            ------------------------------------
Signature Date                            William F. Miller, III, Incorporator

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